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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         The Board of Directors
         Zoom Telephonics, Inc.

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.




         /s/ KPMG LLP

         Boston, Massachusetts
         June 9, 2000